EXHIBIT 99
                                       NEWS RELEASE
                                       NASDAQ SYMBOL: WAYN
_______________________________________RELEASE DATE:  OCTOBER 28, 2003
WAYNE SAVINGS BANCSHARES, INC.         CONTACT PERSONS:CHARLES F. FINN
ANNOUNCES EARNINGS INCREASE                            CHAIRMAN AND CEO
                                                       MICHAEL  C. ANDERSON CFO
                                                       (330) 264-5767

                              FOR IMMEDIATE RELEASE
                              ---------------------

     WOOSTER, OHIO--Wayne Savings Bancshares, Inc. (NASDAQ: WAYN), the stock holding company parent of Wayne Savings Community Bank, reported net earnings of $613,000 or $.16 per diluted share for the second fiscal quarter ended September 30, 2003. This is a slight increase over net earnings of $607,000, or $.16 per diluted share reported in the same quarter last year.

     According to Charles Finn, Chairman and CEO, net earnings for the quarter were benefited by a $118,000 increase in net interest income and a $118,000 increase in other income. The income increases were partially offset by a $262,000 increase in general and administrative expenses, primarily consisting of the additional costs involved in operating as a fully-converted public company.

     For the six month period ended September 30, 2003, net earnings totaled $1,344,000, or $.36 per diluted share. This represents an increase of 16% over net earnings of $1,161,000, or $.31 per diluted share, reported in the comparable six month period last year. The primary drivers of the rise in earnings was a $343,000 increase in net interest income and a $284,000 increase in other income. The six-month growth in income was partially offset by a $435,000 increase in general and administrative expenses, again related to additional costs involved with operating a fully-converted public company. Wayne Savings Bancshares, Inc. completed its stock conversion on January 8, 2003.

     Finn also stated, "The recent wave of mortgage loan refinancing prompted by record low interest rates has had the effect of squeezing the Company's net interest margin, which will present challenges in maintaining the high level of earnings growth achieved over the past eight quarters." "To mitigate interest rate risk in the future," Finn said, "the Company has chosen to shorten investment maturities rather than reaching for higher yields by extending maturities." "Management believes the Company is well positioned to take advantage of a rising interest rate environment, when and if this occurs."

     At September 30, 2003, Wayne Savings Bancshares, Inc. reported total assets of $372.5 million, total deposits of $295.6 million, and stockholders' equity of $43.9 million, resulting in a capital-to-assets ratio of 11.77%.

     Established in 1899, Wayne Savings Community Bank, the wholly-owned subsidiary of Wayne Savings Bancshares, Inc., has ten banking locations in Wayne, Holmes, Ashland, Medina, and Stark counties. The former Village Savings Bank subsidiary in North Canton, Ohio was officially consolidated with Wayne Savings on September 30, 2003.



                         WAYNE SAVINGS BANCSHARES, INC.
                          CONSOLIDATED STATEMENTS OF CONDITION
                     (Dollars in thousands, except per share data)
                                                                                September 30, 2003      March 31, 2003
                                                                                   (Unaudited)
ASSETS

Cash, cash equivalents, & investment securities (1)                                   $47,670                $53,337
.....................................................................................
Mortgage-backed securities, net (1)                                                    90,329                 76,002
.....................................................................................
Loans receivable, net                                                                 212,741                228,373
.....................................................................................
Federal Home Loan Bank stock                                                            4,122                  4,041
.....................................................................................
Office premises & equipment, net                                                        8,571                  8,818
.....................................................................................
Real estate acquired through foreclosure                                                  179                      -
.....................................................................................
Other assets                                                                            8,929                  8,420
.....................................................................................----------          ---------------
          TOTAL  ASSETS                                                              $372,541               $378,991
.....................................................................................==========          ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposit accounts                                                                     $295,641               $300,931
.....................................................................................
Advances from Federal Home Loan Bank                                                   30,000                 30,000
.....................................................................................
Advances by borrowers for taxes & insurance                                               624                    712
.....................................................................................
Accounts payable on mortgage loans serviced for others                                    258                    130
.....................................................................................
Other liabilities                                                                       2,163                  2,555
.....................................................................................----------          ---------------
          TOTAL LIABILITIES                                                           328,686                334,328
.....................................................................................

Common stock (3,907,319 and 3,888,795 shares of $.10 par value issued
.....................................................................................
    at September 30, 2003 and March 31, 2003 respectively)                                391                    389
.....................................................................................
Additional paid-in capital                                                             34,268                 34,208
.....................................................................................
Retained earnings                                                                      12,273                 11,830
.....................................................................................
Less required contributions for shares acquired by Employee Stock Ownership Plan/MRP   (1,535)                (1,612)
.....................................................................................
Shares acquired by Management Recognition Plan                                         (1,142)                     -
.....................................................................................
Accumulated other comprehensive loss                                                     (400)                  (152)
.....................................................................................----------          ---------------
          TOTAL STOCKHOLDERS' EQUITY                                                   43,855                 44,663
.....................................................................................----------          ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $372,541               $378,991
.....................................................................................==========          ===============

(1)  Includes  available for sale classifications.


                         WAYNE SAVINGS BANCSHARES, INC.
                       CONSOLIDATED STATEMENTS OF EARNINGS
                       (Dollars in Thousands -- unaudited)


                                                                Three Months Ended             Six Months Ended
                                                                    September 30,                September 30,
                                                                   2003      2002             2003          2002
                                                               ----------   --------       ----------   ------------

Interest income                                                   $4,501    $4,877           $9,224         $9,926
................................................................
Interest expense                                                   1,796     2,300            3,728          4,798
................................................................----------   --------       ----------   ------------
     Net interest income                                           2,705     2,577            5,496          5,128
................................................................
Provision for losses on loans                                         31        21               63             38
................................................................----------   --------       ----------   ------------
     Net interest income after provision for loan losses           2,674     2,556            5,433          5,090
................................................................
Other income                                                         479       361              989            705
................................................................
General, administrative, and other expense                         2,271     2,009            4,483          4,048
................................................................----------   --------       ----------   ------------
Earnings  before federal income taxes                                882       908            1,939          1,747
................................................................
Federal income taxes                                                 269       301              595            586
................................................................----------   --------       ----------   ------------
     Net earnings                                                   $613      $607           $1,344         $1,161
                                                               ==========   ========       ==========   ============



                         WAYNE SAVINGS BANCSHARES, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (Dollars in thousands, except per share data)
                                                                    For the Three Months
                                                                     ended September 30,
                                                                  ------------------------
                                                                  (Unaudited)
                                                                     2003          2002
                                                                    ---------   ----------
Quarterly Results
-----------------

Net Interest Income                                                 $2,705        $2,577
...............................................................
Net Earnings                                                          $613          $607
...............................................................
Earnings Per Share:
...............................................................
   Basic                                                              0.16          0.16
...............................................................
   Diluted                                                            0.16          0.16
...............................................................
Return on Average Assets (Annualized)                                 .66%          .72%
...............................................................




                                                                       For the Six Months
                                                                       ended September 30,
                                                                  ------------------------
                                                                  (Unaudited)
                                                                      2003          2002
Year to Date Results                                                ---------   ----------
--------------------

Net Interest Income                                                 $5,496       $5,128
...............................................................
Net Earnings                                                        $1,344       $1,161
...............................................................
Earnings Per Share:
...............................................................
   Basic                                                              0.36         0.31
...............................................................
   Diluted                                                            0.36         0.31
...............................................................
Return on Average Assets (Annualized)                                  .72%         .69%


                                                                  September 30,  March 31,
                                                                      2003         2003
                                                                  -----------   ----------
End of Period Data
------------------

Total Assets                                                        $372,541     $378,991
...............................................................
Stockholders' Equity to Total Assets                                   11.77%       11.78%
...............................................................